Exhibit 99.1

1Q 2019 Earnings Call April 17, 2019

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals”, “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to execute our strategic operating plan, including our growth, revenue-generating and cost-control initiatives; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; our capacity decisions and the capacity decisions of our competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in our supply of aircraft fuel; our ability to cost-effectively hedge against increases in the price of aircraft fuel, if we decide to do so; the effects of any technology failures or cybersecurity breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving our aircraft or operations, the aircraft or operations of our regional carriers or our code share partners or the aircraft or operations of another airline; our ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; the mandatory grounding of aircraft in our fleet; disruptions to our regional network; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of our investments in other airlines, including in other parts of the world; industry consolidation or changes in airline alliances; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; disruptions in the availability of aircraft, parts or support from our suppliers; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; labor costs; an outbreak of a disease that affects travel demand or travel behavior; the impact of any management changes; extended interruptions or disruptions in service at major airports where we operate; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to comply with the terms of our various financing arrangements; our ability to realize the full value of our intangible assets and long-lived assets; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission. Safe Harbor Statement

Opening Remarks Oscar Munoz Chief Executive Officer

More than doubled first-quarter earnings per share year-over year Reported pre-tax earnings of $367M with a pre-tax margin of 3.8%, up 180bps versus 1Q18 Reported adjusted pre-tax earnings1 of $389M with an adjusted pre-tax margin1 of 4.1%, up more than 200bps versus 1Q18 Solid financial performance despite weather and industry challenges Investments in customer-centric initiatives such as expansion of premium seating 1 Excludes special charges, the mark-to-market impact of financial instruments and imputed interest on certain finance leases. For a GAAP to non-GAAP reconciliation, see Appendix A. 1Q18 1Q19 135% Diluted Earnings Per Share GAAP As adjusted1 $0.51 $1.09 $0.49 $1.15

On track to deliver full-year 2019 adjusted diluted EPS of $10.00 to $12.00 Second consecutive quarter of adjusted pre-tax margin expansion Strong passenger unit revenue performance coupled with excellent cost management keep us on track to achieve our full-year 2019 and 2020 adjusted diluted EPS targets 2019E1 2020E1 $11.00 - $13.00 $10.00 - $12.00 Adjusted Diluted Earnings Per Share1 1 Excludes special charges, the mark-to-market impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain finance leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

Business Update Scott Kirby President

Momentum continues into 2019 Great first-quarter financial and operational results even as the company navigated some turbulence Expect to achieve peer leading pre-tax margin expansion in the first quarter Building on customer-centric initiatives Encouraged by long-term potential of loyalty program Executing on long-term financial targets remains our focus

Operational Update Greg Hart Executive Vice President and Chief Operations Officer

Minimized customer impact from challenging operational events Cancellations1 1Q17 1Q18 1Q19 (32%) 1Q19 D:001 AA 52.0% DL 66.7% UA WN 63.4% 69.4% 1 Mainline flights Source: masFlight Record number of departures and flown revenue passengers for a first-quarter in company history 1,576 2,664 1,811

Commercial Update Andrew Nocella Executive Vice President and Chief Commercial Officer

Geographic region overview – consolidated 1Q PRASM up 1.1% year-over-year Domestic Latin Pacific Atlantic 1 Based on full-year 2Q18-1Q19 capacity. We expect second-quarter 2019 year-over-year consolidated PRASM to be up 0.5% to 2.5% % ASMs1 1Q19 YOY PRASM H/(L) Notes 57% 0.6% Strong close-in bookings 18% (2.8%) Weak economy cabin pricing 16% 4.5% Healthy economy cabin demand across the region 9% 2.6% Continued improvement in Mexico and the Caribbean

Loyalty Revenue Management Commercial initiatives expected to drive long term impact Credit card acquisitions grew double digits in the first quarter of 2019 MileagePlus won best frequent flyer program award from FlyerTalk Enhancements to Gemini and our sales force efforts are expected to continue driving higher close-in yields Network Completed Denver rebank, the last of our mid-continent hub restructures Encouraged by earnings improvement at mid-continent hubs in the first quarter of 2019 Segmentation Early results of Premium Plus continue to show 2x a standard economy fare on average The CRJ-550 is an innovative solution to meet premium demand in small markets

Financial Update Gerry Laderman Executive Vice President and Chief Financial Officer

First-quarter 2019 diluted earnings per share up 114% year-over-year 1 Includes non-fuel operating expense and non-operating expense. $M 1Q19 1Q18 H/(L) Total revenue $9,589 $9,032 6.2% Fuel expense $2,023 $1,965 3.0% Non-fuel expense1 $7,199 $6,885 4.6% Pre-tax earnings $367 $182 101.6% Net income $292 $145 101.4% Diluted earnings per share $1.09 $0.51 113.7% Weighted average shares, diluted 268.3 284.9 (5.8%) Pre-tax margin 3.8% 2.0% 1.8 pts.

First-quarter 2019 adjusted diluted earnings per share up 135% year-over-year $M 1Q19 1Q18 H/(L) Total revenue $9,589 $9,032 6.2% Fuel expense $2,023 $1,965 3.0% Adjusted non-fuel expense1,2 $7,177 $6,890 4.2% Adjusted pre-tax earnings2 $389 $177 119.8% Adjusted net income2 $309 $141 119.1% Adjusted diluted earnings per share2 $1.15 $0.49 134.7% Weighted average shares, diluted 268.3 284.9 (5.8%) Adjusted pre-tax margin2 4.1% 2.0% 2.1 pts. Note: For a GAAP to non-GAAP reconciliation, see Appendix A. 1 Includes non-fuel operating expense and non-operating expense. 2 Excludes special charges, the mark-to-market impact of financial instruments and imputed interest on certain finance leases.

Total CASM decreased 2.1% in first-quarter 2019 Total CASM YOY H/(L) 1 Excludes special charges. While the company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. 1Q19 2Q19E1 FY19E1 (2.1%) (0.1%) (0.4%)

Non-fuel CASM decreased 1.8% in first-quarter 2019 1Q19 2Q19E2 Flat – 1.0% 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A. 2 While the company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. Grounding of Boeing 737 MAX aircraft Airport costs 2019 Expected Cost Headwinds Expect full-year 2019 non-fuel CASM1 to be approximately flat Non-fuel CASM1 YOY H/(L) Continued maintenance optimization Efficient use of assets 2019 Expected Cost Tailwinds (1.8%)

Capital allocation and fleet update Repurchased $527M worth of shares in the first quarter of 2019 Expect FY 2019 adjusted capex of ~$4.7B1 During the quarter, took deliveries of new aircraft: four Boeing 787-10 and four Boeing 737-MAX 92 Purchased five mainline and 16 regional aircraft off-lease Capital Allocation Fleet Update 1 Non-cash capital expenditures are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis. 2 Took delivery of four Boeing 737-MAX 9 aircraft prior to the March 13, 2019 Federal Aviation Administration order grounding U.S.-registered 737 MAX aircraft.

Second-quarter and full-year 2019 guidance summary

	2Q19	Prior FY19	FY19 Update
Capacity	3.5% - 4.5%	4.0% - 6.0%	4.0% - 5.0%
PRASM	0.5% - 2.5%		
CASMex[1,2]	Flat - 1.0%	Flat to better	~Flat
Fuel price[3]	$2.13 - $2.23		
Adjusted pre-tax margin[4]	11.0% - 13.0%		
Adjusted diluted EPS[4]		$10.00 - $12.00	$10.00 - $12.00
Adjusted capex[5] ($B)		~$4.7	~$4.7

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A.
[2] While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.
[3] Fuel price including taxes and fees. This price per gallon corresponds to fuel expense as reported in the Statements of Consolidated Operations.
[4] Excludes special charges and the mark-to-market impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain finance leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.
[5] Non-cash capital expenditures are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis.

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Question & Answer Session

[LOGO]

Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including adjusted pre-tax income (loss), adjusted pre-tax margin, adjusted diluted earnings (loss) per share, adjusted non-fuel expense, adjusted net income (loss) and CASM, excluding special charges, third-party business expenses, fuel, and profit sharing, among others. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL’s ongoing performance. UAL believes that adjusting for MTM gains and losses on financial instruments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. UAL believes that adjusting for interest expense related to finance leases of Embraer ERJ 145 aircraft is useful to investors because of the accelerated recognition of interest expense. For additional information related to special charges, see the press release issued by UAL, dated April 16, 2019, and filed on that date with the U.S. Securities and Exchange Commission as an exhibit to UAL’s Form 8-K. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below. (in millions, except pre-tax margin and diluted earnings per share) Three Months Ended March 31, Adjusted Pre-tax Income 2019 2018 Pre-tax income (GAAP) $367 $182 Adjusted to exclude: Special charges 18 40 MTM gains on financial instruments (17) (45 Interest expense on ERJ 145 finance leases 21 - Adjusted pre-tax income (Non-GAAP) $389 $177 Adjusted Pre-tax Margin Total operating revenue $9,589 $9,032 Pre-tax margin (GAAP) 3.8% 2.0% Adjusted pre-tax margin (Non-GAAP) 4.1% 2.0% Adjusted Diluted Earnings Per Share Diluted earnings per share (GAAP) $1.09 $0.51 Adjusted to exclude: Special charges 0.07 0.14 MTM gains on financial instruments (0.07) (0.16 Interest expense on ERJ 145 finance leases 0.08 - Income tax benefit related to adjustments (0.02) - Adjusted diluted earnings per share (Non-GAAP) $1.15 $0.49 Weighted average shares, diluted 268.3 284.9

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) (in millions) Three Months Ended March 31, Adjusted Non-Fuel Expense 2019 2018 Operating expenses (GAAP) $9,094 $8,770 Less: Aircraft fuel (2,023) (1,965) Add: Total nonoperating expense 128 80 Non-fuel expense 7,199 6,885 Adjusted to exclude: Special charges 18 40 MTM gains on financial instruments (17) (45) Interest expense on ERJ 145 finance leases 21 - Adjusted non-fuel expense (Non-GAAP) $7,177 $6, 890 Adjusted Net Income Net Income (GAAP) $292 $145 Adjusted to exclude: Special charges 18 40 MTM gains on financial instruments (17) (45) Interest expense on ERJ 145 finance leases 21 - Income tax benefit related to adjustments (5) 1 Adjusted Net Income (Non-GAAP) $309 $141

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties and fuel sales, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

(¢/ASM, except percentage change) Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing	Three Months Ended March 31, 2019	2018	% Increase/ (Decrease)
Cost per available seat mile (CASM) (GAAP)	13.85	14.15	(2.1)
Special charges (a)	0.02	0.07	NM
Third-party business expenses	0.05	0.05	-
Fuel expense	3.08	3.17	(2.8)
Profit sharing, including payroll taxes	0.05	0.02	150.0
CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	10.65	10.84	(1.8)

Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing	Estimated 2Q 2019			2Q 2018
Consolidated CASM excluding special charges (b) (Non-GAAP)	13.30	-	13.55	13.44
Third-party business expenses	0.04	-	0.05	0.04
Fuel expense (c)	3.21	-	3.31	3.38
Profit sharing	0.18	-	0.22	0.15
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	9.87	-	9.97	9.87

	Estimated FY 2019	FY 2018
Consolidated CASM excluding special charges (b) (Non-GAAP)	13.45	13.65
Third-party business expenses	0.06	0.04
Fuel expense (c)	3.28	3.38
Profit sharing (d)	N/A	0.12
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	10.11	10.11

(a) Special charges include the impact of certain primarily non-cash impairment, severance and other similar accounting charges.
(b) Excludes special charges. While the Company anticipates that it will record such special charges throughout the year in 2019, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.
(c) Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company's control.
(d) At this time the Company is unable to provide an estimate of full-year profit sharing with reasonable certainty.

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